EXHIBIT 23.1
                                  ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 1997 included in Asahi/America, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                  /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 14, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Malden, Commonwealth of Massachusetts, on April 16, 1997.


                                          ASAHI/AMERICA, INC.



                                          By  /s/ Leslie B. Lewis
                                              ---------------------------------
                                              Leslie B. Lewis,
                                              President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


      Signature                                   Title                                 Date
      ---------                                   -----                                 ----

/s/ Leslie B. Lewis                    President, Principal Executive                April 16, 1997
-------------------------------        Officer and Director
Leslie B. Lewis


/s/ Tadashi Kitamura                        Director                                 April 16, 1997
-------------------------------
Tadashi Kitamura


/s/ Kazuyuki Sato                           Director                                 April 16, 1997
-------------------------------
Kazuyuki Sato


/s/ Kazumitsu Yamaguchi                     Director                                 April 16, 1997
-------------------------------
Kazumitsu Yamaguchi


/s/ Nannette S. Lewis                       Director                                 April 16, 1997
-------------------------------
Nannette S. Lewis


/s/ Jeffrey C. Bloomberg                    Director                                 April 16, 1997
-------------------------------
Jeffrey C. Bloomberg


/s/ Samuel J. Gerson                        Director                                 April 16, 1997
-------------------------------
Samuel J. Gerson


/s/ Kozo Terada                             Vice President and                       April 16, 1997
-------------------------------             Chief Financial Officer
Kozo Terada
